UNITED STATES
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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549



                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 13, 2004




COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
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               (Exact name of registrant as specified in charter)

NORTH CAROLINA                                         56-0769274
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(State of Incorporation)                ( I.R.S. Employer Identification No.)

            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
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                     (Address of Principal Executive Office)

Registrant's telephone number, including area code 828-456-3545
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[GRAPHIC OMITTED]

         Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)
[GRAPHIC OMITTED]

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
           CFR 240.14a-12)
[GRAPHIC OMITTED]

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))
[GRAPHIC OMITTED]

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8 Other Events

Item 8.01 Other Events .

Before amendment on December 9, 2004, the Registrant maintained a bank line of credit providing for maximum borrowings of $7,500,000. This line was subject to renewal on January 31, 2005.

On December 9, 2004, the Registrant executed an immediate increase in this bank line of credit providing for maximum borrowings as follows: $10,000,000 through February 2005; $9,000,000 from March 2005 through April 30, 2005. The line now expires and is subject to renewal on April 30, 2005.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WELLCO ENTERPRISES, INC.

 /s/ David Lutz
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 David Lutz
 President - Chief Executive Officer


Dated: December 13, 2004










Contact:
Wellco Enterprises, Inc., P. O. Box 188, Waynesville, NC 28786
David Lutz, President and Chief Executive Officer, Phone 828-456-3545, Extension 102


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